UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2016

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a) — (d)  Not applicable.

(e)  At the 2016 annual meeting of shareholders of ImmunoGen, Inc. (referred to as “we,” “our,” “us” or “ImmunoGen”) held on December 9, 2016 (the “2016 Annual Meeting”), our shareholders approved the ImmunoGen 2016 Employee, Director and Consultant Equity Incentive Plan (the “2016 Plan”).  A summary of the material terms and conditions of the 2016 Plan is set forth in our definitive Proxy Statement dated October 28, 2016, filed with the Securities and Exchange Commission on October 28, 2016, under the caption “Approval of the 2016 Employee, Director and Consultant Equity Incentive Plan (Notice Item 3).”  Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the 2016 Plan filed as Exhibit 10.1 to this current report on Form 8-K.

(f)  Not applicable.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

As stated above, the 2016 Annual Meeting was held on December 9, 2016.  At the 2016 Annual Meeting, shareholders fixed the number of Directors constituting the full Board of Directors at nine.  The voting results were as follows:

For:	73,058,495
Against	1,808,167
Abstain	708,619
Broker Non-Votes	0

At the 2016 Annual Meeting, shareholders elected nine Directors as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Joseph J. Villafranca, PhD	50,554,238	1,036,279	23,984,764
Stephen C. McCluski	50,564,362	1,026,155	23,984,764
Richard J. Wallace	50,571,476	1,019,041	23,984,764
Daniel M. Junius	50,274,184	1,316,333	23,984,764
Howard H. Pien	50,245,370	1,345,147	23,984,764
Mark Goldberg, MD	48,499,689	3,090,828	23,984,764
Dean J. Mitchell	50,573,222	1.017,295	23,984,764
Kristine Peterson	50,572,747	1,017,770	23,984,764
Mark J. Enyedy	50,583,961	1,006,556	23,984,764

At the 2016 Annual Meeting, shareholders approved the 2016 Plan, which is referenced in Item 5.02 above, as follows:

For:	42,584,317
Against	8,623,433
Abstain	382,767
Broker Non-Votes	23,984,764

At the 2016 Annual Meeting, shareholders voted to approve, on an advisory basis, the compensation paid to our named executive officers, as described in our proxy statement (the “say-on-pay vote”) as follows:

For:	49,753,454
Against	1,559,799
Abstain	277,264
Broker Non-Votes	23,984,764

At the 2016 Annual Meeting, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the six-month transition period ending December 31, 2016 as follows:

For:	74,379,991
Against	317,225
Abstain	674,544
Broker Non-Votes	0

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d): The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

10.1	2016 Employee, Director and Consultant Equity Incentive Plan
10.2	Form of Incentive Stock Option Agreement under the 2016 Employee, Director and Consultant Equity Incentive Plan
10.3	Form of Non-Qualified Stock Option Agreement for employees under the 2016 Employee, Director and Consultant Equity Incentive Plan
10.4	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the 2016 Employee, Director and Consultant Equity Incentive Plan
10.5	Form of Deferred Stock Unit Agreement for Non-Employee Directors under the 2016 Employee, Director and Consultant Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: December 13, 2016	/s/ David B. Johnston

David B. Johnston
Executive Vice President and Chief Financial Officer